Exhibit 99.2

NASDAQ: RGLD Second Fiscal Quarter 2019 Results February 7, 2019

NASDAQ: RGD 2 Cautionary Statement Cautionary “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to statements with regard to: solid, steady and successful performance; balance sheet continuing to strengthen; well-positioned for new investment opportunities; positive results of the Peak Gold PEA including mineralized material, expected initial capital and expected total cash cost; realizing value from the Company’s interests in Peak Gold and CTGO equity following strategic review process; belief that Peak Gold is an attractive opportunity for an operating company; achieving operators’ production guidance at Mount Milligan, Rainy River and Peñasquito; results of continuing work on near- and long-term water solutions and expected throughput at Mount Milligan; continued ramp-up efforts, higher grade and evaluation of underground development alternatives at Rainy River; expectations for annual and life-of-mine production at the Peñasquito Pyrite Leach Project and expectations for improved calendar 2019 grades and recoveries at Peñasquito; sources of embedded growth at Cortez Crossroads, Pueblo Viejo and Wassa underground; expected higher grade and mining rate at Cortez Crossroads; results of combined expansion project pre-feasibility study, potential throughput increases and conversion of mineral resources to reserves at Pueblo Viejo; production and achieving production guidance at Wassa and Prestea; results and impact of PEA on optimal long-term development at Wassa; expectations to repay June 2019 bonds with cash from revolver; fiscal second quarter operating performance guidance met; strong liquidity and positive business environment. Factors that could cause actual results to differ materially from these forward- looking statements include, among others: the risks inherent in the operation of mining properties; a decreased price environment for gold and other metals on which our stream and royalty interests are determined; performance of and production at properties, and variation of actual production from the production estimates and forecasts made by the operators of those stream and royalty properties; decisions and activities of the Company’s management affecting margins, use of capital and changes in strategy; unexpected operating costs, decisions and activities of the operators of the Company’s stream and royalty properties; changes in operators’ mining and processing techniques or stream or royalty calculation methodologies; resolution of regulatory and legal proceedings; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties; operators’ inability to access sufficient raw materials, water or power; inability of operators to bring projects into production as expected, including development stage mining properties, mine and mill expansion projects and other development and construction projects; revisions or inaccuracies in technical reports, reserve, resources and economic and production estimates; changes in project parameters as plans of the operators are refined; the results of current or planned exploration activities; errors or disputes in calculating stream deliveries and royalty payments, or deliveries or payments under stream or royalty agreements; the liquidity and future financial needs of the Company; economic and market conditions; the impact of future acquisitions and stream and royalty financing transactions; the impact of issuances of additional common stock; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments. These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission. Statements made herein are as of the date hereof or as of the date indicated and should not be relied upon as of any subsequent date. The Company’s past performance is not necessarily indicative of its future performance. The Company disclaims any obligation to update any forward-looking statements. Third-party information: Certain information provided in this presentation has been provided to the Company by the operators of properties subject to our stream and royalty interests, or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of such third-party information and refers readers to the public reports filed by the operators for information regarding those properties.

NASDAQ: RGD Today’s Speakers 3 Tony Jensen President and CEO Bill Heissenbuttel CFO and VP Strategy Mark Isto VP Operations, Royal Gold Corporation

NASDAQ: RGD Highlights Revenue of $97.6M Volume of 79,600 GEOs1 Earnings of $0.36/share Cash flow from operations of $58.8M Dividends of $16.4M Dividend raised from $1.00 to $1.06 per share Balance sheet continues to strengthen $1.2 billion of liquidity Well-positioned for new investment opportunities Q2 2019 Overview 4

NASDAQ: RGD Joint Venture ownership: — 60% Contango Ore Inc. (CTGO) — 40% Royal Gold; plus: ‐ 12.7% equity interest in CTGO ‐ 2% and 3% royalty interests ‐ Operator Recent Developments 5 Positive PEA2 results announced September 2018 — M&I resource3 9.2M t @ 4.08 g/t — $294M initial capital — $428/oz total cash cost Advisor retained to help consider strategic alternatives Decision criteria will include commitment to responsible development Peak Gold Project

NASDAQ: RGD Recent Developments 6 Mount Milligan as reported by the operator4 Achieved high end of 2018 revised guidance Work continuing on long-term water solution Reduced throughput expected until start of spring melt, increasing to 55k t/day in H2 2019 2019 guidance: 155-175k oz gold, 65-75M lb copper Mount Milligan Mount Milligan

NASDAQ: RGD Recent Developments 7 Rainy River, Peñasquito as reported by the operators Calendar Q4 2018 mill run rate 25,835 t/operating day (20,668 t/calendar day at 80% availability) 1.42 g/t gold milled grade for calendar Q4 2018 Gold production of 77,202 oz in calendar Q4 2018, 227,284 oz in calendar 2018 Underground mine development plan deferred to evaluate alternativesRainy River Pyrite Leach Project (“PLP”) completed PLP expected to recover 1M oz gold, 44M oz silver over remaining mine life Calendar 2019 grades and recoveries expected to improve Peñasquito

NASDAQ: RGD Sources of embedded growth, as reported by the operators Upcoming Catalysts 8 Mount Milligan Enhancements Peñasquito Peñasquito Pyrite Leach ProjectPeñasquito Pyrite Leach Project Higher grade and mining rate expected in calendar 2019 4.5% NVR & 5% GSR royalty 3.2M oz gold in reserves5 Calendar Q4 stream deliveries of 10.4k oz gold, 469k oz silver Combined Expansion Project pre-feasibility study underway Potential 50% throughput increase to maintain 800k oz/year gold production (100% basis) Calendar 2018 Wassa production was 150k oz Wassa guidance is 170-180k oz for calendar 2019 PEA expected H2 calendar 2019 on optimal long-term development Wassa Underground Pueblo Viejo Cortez Crossroads

NASDAQ: RGD Fiscal Q2 Financial Results 9 $97.6M revenue $23.5M earnings Lower earnings this quarter compared to fiscal Q2 2018: —GEO volume of 79,600 vs 89,700 —Prices down: Au ↓4%, Ag ↓13%, Cu ↓9% —$6.0M tax benefit —$3.6M equity mark-to-market charge G&A of $7.4M DD&A of $488/GEO OCF of $58.8M

NASDAQ: RGD $1.2B of liquidity available Working capital increased to $167M at December 31, 2018 Expect to repay $370M June 2019 bonds with cash from revolver Fiscal Q2 Liquidity 10 December 31, 2018 Amount (US$ M) Undrawn revolver $1,000 Working capital $167 Total available liquidity $1,167 Additional near term commitments $0

NASDAQ: RGD Q2 2019 operating performance met guidance Strong liquidity Positive business environment → Well-positioned for new business opportunities Solid, Steady, Successful 11

1660 Wynkoop Street, #1000 Denver, CO 80202 303.573.1660 info@royalgold.com www.royalgold.com NASDAQ: RGLD

NASDAQ: RGLD Endnotes 13 1. Gold Equivalent Ounces (“GEOs”) are calculated as revenue divided by the average gold price for the same period. 2. The results of the Preliminary Economic Assessment (PEA) are preliminary in nature and are based on various assumptions. These assumptions may be affected by environmental, permitting, legal, title, taxation, socio-political, market or other relevant factors, including changes in metal prices. In addition, no decision has been made to proceed with the mine plan described in the PEA.A decision to proceed with the mine plan, would require significant further technical, economic, environmental, permitting, legal, engineering and other work, including a full-scale feasibility study. No decision has been made by the Peak Gold Joint Venture to proceed with a further economic study. Accordingly, there is no certainty that the results of the PEA would be realized should the Peak Gold Joint Venture decide to proceed with the mine plan described in the PEA at any point in the future. 3. The PEA was prepared in accordance with Canadian National Instrument 43-101 (NI 43-101). The terms “measured”, “indicated”, “M&I” and “inferred” as used in the PEA are Canadian mining resource classifications stated in accordance with NI 43-101; however, these terms are not defined terms under the U.S. Securities and Exchange Commission’s Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. The estimation of measured resources and indicated resources involves greater uncertainty as to their existence and the legal and economic feasibility of extraction than the estimation of proven and probable reserves. Conversion of mineral resources to proven and probable mineral reserves generally requires a further economic study, such as a preliminary feasibility study. The PEA is not a preliminary feasibility study and does not support an estimate of proven and probable mineral reserves. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Investors are also cautioned not to assume that all or any part of measured or indicated resources will ever be converted into mineral reserves. In addition, the SEC normally only permits issuers to report mineralization that does not constitute mineral reserves as in-place tonnage and grade without reference to unit amounts. 4. The information on slides 6 through 8 has been provided to the Company by the operators of these properties or is publicly available information disclosed by the operators. 5. Reserves information shown is as of December 31, 2017.